Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF ACCOUNTING OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of of Openwave Systems Inc. (the “Company”) for the year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Don Listwin, as Chief Executive Officer of the Company, and Joshua Pace, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Openwave Systems Inc.

September 10, 2004	By:	/s/ DON LISTWIN
Don Listwin Vice Chairman, President and Chief Executive Officer

September 10, 2004	By:	/s/ JOSHUA PACE
Joshua Pace Chief Financial Officer